Exhibit 99.1

WWW.DAKOTAPLAINS.COM

OTCQB: DAKP

DUG Bakken &

Niobrara Conference

April 4, 2014

Forward Looking Statements

Statements made by representatives of Dakota Plains Holdings, Inc. (“Dakota Plains” or the “Company”) during the course of this presentation that are not historical facts, are forward-looking statements. These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These include risks relating to global economics or politics, our ability to obtain additional capital needed to implement our business plan, minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third-party relationships, financial performance and results, prices and demand for oil, our ability to make acquisitions on economically acceptable terms, and other factors described from time to time in the Company’s periodic reports filed with the SEC that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Dakota Plains undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Company Overview

Bakken rig activity March 2014

Map source: The Bakken Formation Information Resource

Crude-by-Rail:

trucking

transloading

marketing

Pioneer Terminal:

state-of-the-art technology

New Town, ND/heart of Bakken

4th largest @ 80 kbpd capacity

served by Canadian Pacific

Frac Sand-by-Rail:

transloading for UNIMIN Corp

Financial:

market cap: $~105m

net debt: +$3m

OTC QB: DAKP

Corporate:

HQ Wayzata, MN

8 person staff

North Dakota Production & Transportation

Sources: North Dakota Pipeline Authority (NDPA) with data through January 2014 and the Energy Information Administration (EIA)

Brent/WTI spread $/bbl

Rail displacing pipeline

total rail
volume

Pipeline volumes

Pipeline capacity

Rail volumes

1,200,000

1,000,000

800,000

600,000

400,000

200,000

-

30

25

20

15

10

5

0

Rail Terminal Competitive Landscape for 2014

throughput capacity forecast for 2014, bpd

200,000

180,000

160,000

140,000

120,000

100,000

80,000

60,000

40,000

20,000

0

Source: Lipow Oil Associates and DAKP management

DAKP 2014E is 45,000 bpd
or about 60% of nameplate
capacity

PIONEER LOCATION – HEART OF THE BAKKEN

Bakken Heat Map – January
2014 publication

avg. service radius 25 miles

key competitors

PIONEER TERMINAL SUPPLY & OFFTAKE CUSTOMERS

Bakersfield

St James

Walnut Hill

Shreveport

Albany

St John

Philadelphia

Galveston

Destinations

Suppliers

PIONEER TERMINAL IN NEW TOWN, ND

10 STATION RAIL LOADING

70 ACRE INDUSTRIAL

YARD SPACE

DOUBLE LOOP TRACK FOR TWO 120-UNIT TRAINS

FOUR LADDER TRACKS

FOR FUTURE INBOUND

UNIMIN FRAC SAND

STORAGE SILOS

INBOUND PIPELINES

10 TRUCK OFFLOAD STATIONS

180K BBLS STORAGE,

270K PERMITTED

PIONEER TERMINAL IN NEW TOWN, ND

UNIMIN Frac Sand Business

750,000 t.p.y. frac sand storage & transloading terminal

8,000 tons of fixed storage, quad high-speed truck loadouts, and new track capacity for 70 loaded railcars (fully funded by UNIMIN Corp)

Operations start-up expected to begin by June 2014

DAKP joint venture responsible for transloading frac sand from train to storage and from storage to trucks

Construction area – north side of Pioneer Terminal

Joint Venture Crude Oil Volumes

Sustainable Transloading Capacity

Today with 2
storage tanks

add 3rd storage tank

30

25

20

15

10

5

-

2010

2011

2012

2013

2014E

Transloading

Marketing

Trucking

2013 Recap

2013

Delivered Pioneer Terminal expansion project under $50 million budget and on-time (9 months construction); increased
nameplate capacity from 30,000 bpd to 80,000 bpd

Funded Pioneer via restricted cash and new project credit facility

Completed $15 million equity offering, reducing senior notes from $26.6 million to $7.7 million; ended year with positive working capital

Secured UNIMIN frac sand venture to launch new inbound
business

Expanded trucking fleet to 27 units & captured new 3rd party business

Became managing partner for transloading operations

Began consolidating reporting of transloading JV at EOY,
increasing total assets to ~$87 million stockholders’ equity ~$62 million.

Business suffered from narrow Brent/WTI pricing spread & legal costs associated with Lac Megantic rail incident

Strategic Objectives

2014

Increase Pioneer transloading gross throughput to 45,000 bpd on average,

including 3rd party volumes beyond 30,000 bpd estimate for marketing

Haul 6 million barrels of crude oil with trucking joint venture

Facilitate 3rd parties laying inbound gathering pipelines

Start-up UNIMIN frac sand terminal operations by June 2014

Capture new inbound businesses

Increase Pioneer tank storage from 180,000 bbls to 270,000 bbls to increase sustainable throughput from 50,000 bpd to 80,000 bpd

Ramp up Pioneer throughput to 70,000+ bpd by year-end

2015

Expand  Pioneer throughput to 100,000+ bpd

Increase Pioneer tank storage beyond 270,000 bbls

Accommodate Paradigm Midstream pipeline volumes

Capture NGL outbound business

Expand frac sand terminal based on increased frac sand demand

Improve financial
framework of the
company

Improve
predictability of
marketing profits

Consider M & A
opportunities

Mitigate any legal
exposure to Lac
Megantic incident

Ongoing:

Financial Outlook

2014

Transloading

Marketing

Trucking

Sand

Total

Income/bbl from the JVs to DAKP, $/bbl

    Conservative

0.55

0.30

0.25

1.10

          High side

0.55

1.35

0.25

2.15

Expected volume, bpd

45000

30000

16000

Income from the JVs to DAKP, $m

    Conservative

9

3

1.5

0.5

14

          High side

9

15

1.5

1.0

26

14

Conservative Case

Upside Potential

60

50

40

30

20

10

0

2012

2013

2014E

2015E

2016E

Consolidated Balance Sheet

12/31/2013

millions

Current Assets

$                21.3

*

Property and Equipment

                  53.7

Investment in DPTS Marketing, LLC

                  11.5

Other

                    0.6

Total Assets

$                87.1

Current Liabilities

$                  9.8

**

Long-Term Liabilities

  $7.7M Promissory Notes due October 31, 2015, Net of Debt Discount

                    7.1

  WFS $20M Credit Facility Utilization

                    7.5

Total Liabilities

                   24.4

Total Stockholders’ Equity

                   62.6

Total Liabilities and Stockholder’s Equity

$                87.1

*

Includes $6.1M of cash at Dakota Plains Holdings Company

**

Includes $8.0M of Accounts Payable at the Transloading Joint Venture

AT A GLANCE

3/24/2014

Strategic
Location

Serves top producing counties in North Dakota - Mountrail and McKenzie counties

At terminus of Canadian Pacific line, which offers enhanced rail access and reduced congestion

Unique road access to highway infrastructure, providing the only Missouri River bridge crossing for approximately 70 miles

Unique
Infrastructure
Capabilities

Pioneer Terminal double loop tracks  capable of transloading a 120 car unit train per day

180,000 bbls of existing onsite storage, with expansion to 270,000 bbls permitted & designed

Capacity for five gathering pipelines (one online and one has been announced)

Four ladder tracks expanding to eight for inbound commodity products

70 acre industrial yard site secured inside loop track

World Class
Joint Ventures

Transloading joint venture oversight provided by DAKP (DAKP consolidates the transloading JV financials  as of EOY 2013)

Strobel Starostka Transfer provides terminal logistics service

Crude oil marketing joint venture; joint venture has 1,000+ leased rail cars

Trucking joint venture provides vertical integration and greater control of crude delivery to Pioneer

Experienced
Management
& Board

Management has extensive expertise in the midstream and upstream segments, project construction, finance, legal, and entrepreneurial growth

Board expertise in the fields of rail, logistics, finance, and the Williston Basin

Growth
Inventory

Pioneer expansion built on time and under budget for $50 million to increase throughput capacity from 30,000 bpd to 80,000 bpd; Pioneer enables further growth in 2014 and 2015

Frac sand terminal project underway with UNIMIN (largest supplier to Bakken); other expected projects include diesel inbound, NGL outbound, drill pipe yard, and industrial yard

ADJUSTED EBITDA

Year Ended December 31,

2013

2012

2011

Net Income (Loss)

 $       (1,725,364)

 $       (2,000,670)

 $       (3,110,791)

    Add Back:

      Income Tax Provision (Benefit)

          (1,054,000)

          (1,380,541)

          (2,007,000)

      Depreciation and Amortization

              179,546

              165,313

              159,275

      Share Based Compensation - Employees and Directors

           2,753,817

              502,604

              510,756

      Share Based Compensation - Consultants

              299,288

                      -

           2,168,000

      Interest Expense

           3,630,950

         29,211,978

           3,371,812

      Gain (Loss) on Extinguishment of Debt

          (1,726,515)

        (14,708,909)

           4,552,500

Adjusted EBITDA

 $        2,357,722

 $      11,789,775

 $        5,644,552

Adjusted EBITDA is a non-GAAP measure. A reconciliation of this measure to its most directly comparable GAAP measure is included in the accompanying financial tables above. Management believes the use of this non-GAAP financial measure provides useful information to investors to gain an overall understanding of current financial performance. Specifically, management believes the non-GAAP results included herein provide useful information to both management and investors by excluding certain expenses and gains and losses on the extinguishment of debt that management believes are not indicative of Dakota Plains’ core operating results. In addition, this non-GAAP financial measure is used by management for budgeting and forecasting as well as subsequently measuring Dakota Plains’ performance, and management believes it is providing investors with a financial measure that most closely aligns to its internal measurement processes.

North Dakota Rail Terminals

Dakota Plains

New Town - CP

c. 80k bpd

3rd Party OK

Storage = 180k

Lario Logistics

Bakken Oil Express

Dickinson - BNSF

c. 100k bpd

Belle Fourche Pipe

Storage ≈ 450k

Global/Basin

Zap - BNSF

c. 70k bpd

3rd Party OK

Storage ≈ 450k

Savage

Trenton - BNSF

c. 90K bpd

2-Gathering Lines

Storage ≈ 300k

Inergy Midstream

Epping - BNSF

c. 100k bpd

Beaver Lodge Pipe
Storage ≈ 1M

Hess

Tioga - BNSF

c. 70k bpd

Gathering

3rd Party ?

Storage ≈ 270k

Global/Basin

Stampede - CP

c. 70k bpd

3rd Party OK

Storage ≈ 200k

Centennial Energy

Donnybrook- CP

c. 10k bpd

3rd Party ?

No Storage

Musket Corp.

Dore - BNSF

70k bpd

Banner Pipeline

3rd Party OK

Storage ≈ 90k

Centennial Energy

Dickinson - BNSF

c. 8k bbls/day

3rd Party OK

No Storage

Great Northern
Power Development

Fryburg - BNSF

BakkenLink Pipeline
c. 70k bpd

Storage ≈ 300k

Plains All American

Van Hook - CP

c. 65K bpd

3rd Party OK

Storage ≈ 300k

Plains All American

Ross – BNSF

c. 65k bpd

Gathering

Robinson Lake Pipe
Storage ≈ 200k

EOG

Stanley - BNSF

70k bpd

NO 3rd Party

Storage ≈ 240k

Enbridge

Berthold - BNSF

c. 80k bpd

Gathering

Storage ≈ 300k

Port of ND

Minot - BNSF

c. 30k bpd

3rd Party OK

No Storage

Tesoro Logistics

Refinery

Mandan

68k bpd

Enserco

Gascoyne